EXHIBIT 99.1

PRESS RELEASE                                  FOR IMMEDIATE RELEASE
                                               ---------------------
July 18, 2006                                  For more information contact:
First South Bancorp, Inc.                      Bill Wall (CFO) or Tom Vann (CEO)
                                               Phone: (252) 946-4178
                                               Website: www.firstsouthnc.com

First South  Bancorp,  Inc.  Reports 32.7%  Increase in June 30, 2006  Quarterly
  Earnings and 34.3% Increase in June 30, 2006 Six Months Earnings (Unaudited)

Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended June 30, 2006 (unaudited), the second quarter of its fiscal year ending December 31, 2006, and its earnings for the six months ended June 30, 2006 (unaudited).

Net income for the quarter ended June 30, 2006 increased 32.7% to $4,286,907 from net income of $3,230,920 earned in the quarter ended June 30, 2005. Diluted earnings per share increased 34.4% to $0.43 per share for the quarter ended June 30, 2006 from $0.32 per share for the quarter ended June 30, 2005. Net income for the six months ended June 30, 2006 increased 34.3% to $8,510,206 from net income of $6,338,671 earned in the six months ended June 30, 2005. Diluted earnings per share increased 34.4% to $0.86 per share for the six months ended June 30, 2006 from $0.64 per share for the six months ended June 30, 2005. On May 25, 2006, the Company completed a three-for-two stock split, paid in the form of a 50% stock dividend. All current and prior period share and per share data have been adjusted to reflect the stock dividend.

Tom Vann, President and Chief Executive Officer of the Company, stated, "Our earnings this quarter continue to be supported by the strength of our net interest income, reflecting growth in both the net loans and leases receivable portfolio and in deposits. The net loan and leases receivable portfolio increased 9.1% to $750.3 million at June 30, 2006 from $687.7 million at June 30, 2005, while deposits increased 11.0% to $773.0 million at June 30, 2006 from $699.6 million at June 30, 2005.

Total assets of the Company increased to $898.6 million at June 30, 2006 from $791.9 million at June 30, 2005, an annual growth rate of 13.5%. Net interest income increased 18.8% to $10.7 million for the quarter ended June 30, 2006 from $9.0 million for the quarter ended June 30, 2005, reflecting both our balance sheet and interest rate risk management efforts.

The Bank maintains allowances for loan and lease losses and a reserve for unfunded loan commitments, based upon an evaluation of inherent risk and estimates of probable credit losses within the loan and lease portfolio. The Bank recorded $437,000 and $413,000 of provisions for credit losses during the quarters ended June 30, 2006 and 2005, respectively. The Bank had $8.5 million of general loan and lease loss allowances and $382,000 of specific loan loss allowances, which management considers adequate to absorb probable losses on loans and leases outstanding as of June 30, 2006.

We also continued placing efforts on our operating efficiency by managing net interest income, growing non-interest income, and controlling operating expenses, resulting in a 42.7% efficiency ratio for the quarter ended June 30, 2006."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has 26 full service branch offices and a loan production office located throughout central, eastern, northeastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.


                                     (More)
(Nasdaq: FSBK)

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Financial Condition

                                                                                  June 30         December 31
                                                                                   2006              2005  *
                                                                               (unaudited)
                                         Assets
Cash and due from banks                                                        $  29,750,483    $  32,523,922
Interest-bearing deposits in financial institutions                                  830,378          419,470
Investment securities - available for sale                                        46,108,167       41,827,690
Mortgage-backed securities - available for sale                                   36,096,681       20,639,067
Mortgage-backed securities - held for investment                                   1,838,461        2,063,310
Loans and leases receivable, net:
  Held for sale                                                                   12,754,275       10,845,783
  Held for investment                                                            737,509,718      698,083,024
Premises and equipment, net                                                        8,999,546        8,831,170
Real estate owned                                                                     67,489           13,886
Federal Home Loan Bank of Atlanta stock, at cost
     which approximates market                                                     2,741,100        1,689,200
Accrued interest receivable                                                        4,847,494        4,288,600
Goodwill                                                                           4,218,576        4,218,576
Mortgage servicing rights                                                          1,432,787        1,402,085
Identifiable intangible assets                                                       243,660          259,380
Prepaid expenses and other assets                                                 11,141,787        7,128,671

          Total assets                                                         $ 898,580,602    $ 834,233,834

Liabilities and Stockholders' Equity
 Deposits:
  Demand                                                                       $ 246,939,081    $ 244,879,590
  Savings                                                                         22,058,824       21,509,653
  Large denomination certificates of deposit                                     168,449,962      153,954,109
  Other time                                                                     335,521,293      313,409,713
          Total deposits                                                         772,969,160      733,753,065
Borrowed money                                                                    29,736,176       11,787,528
Junior subordinated debentures                                                    10,310,000       10,310,000
Other liabilities                                                                 12,907,890       10,192,769
          Total liabilities                                                      825,923,226      766,043,362

  Common stock, $.01 par value, 25,000,000 shares authorized; 11,254,222 and
  8,000,000 issued; 9,770,995 and 6,339,548
  shares outstanding, respectively                                                    97,710           63,395
  Additional paid-in capital                                                      38,370,518       37,624,894
  Retained earnings, substantially restricted                                     64,862,574       59,661,079
  Treasury stock at cost                                                         (29,216,894)     (28,787,979)
  Accumulated other comprehensive loss, net                                       (1,456,532)        (370,917)
           Total stockholders' equity                                             72,657,376       68,190,472

           Total liabilities and stockholders' equity                          $ 898,580,602    $ 834,233,834

* Derived from audited consolidated financial statements

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Operations
(unaudited)

                                                                      Three Months Ended             Six Months Ended
                                                                           June 30                       June 30
                                                                      2006           2005          2006           2005
Interest income:
  Interest and fees on loans                                       $15,670,559   $11,995,502   $30,283,718   $23,109,099
  Interest and dividends on investments and deposits                 1,122,936       606,071     2,091,044     1,224,075
           Total interest income                                    16,793,495    12,601,573    32,374,762    24,333,174

Interest expense:
  Interest on deposits                                               5,608,152     3,343,150    10,456,391     6,081,422
  Interest on borrowings                                               271,843        90,541       457,653       179,910
  Interest on junior subordinated notes                                202,144       154,355       389,066       291,856
           Total interest expense                                    6,082,139     3,588,046    11,303,110     6,553,188


Net interest income                                                 10,711,356     9,013,527    21,071,652    17,779,986
Provision for credit losses                                            436,500       413,000       782,878     1,051,000
           Net interest income after provision for credit losses    10,274,856     8,600,527    20,288,774    16,728,986

Non-interest income:
  Fees and service charges                                           1,703,624     1,417,437     3,229,981     2,799,819
  Loan servicing fees                                                  165,136       174,753       334,425       351,989
  Gain on sale of real estate, net                                       1,943        25,569         2,510        44,631
  Gain on sale of mortgage loans                                       116,524        68,768       303,908       162,421
  Other  income                                                        323,898       222,536       684,015       449,978
           Total non-interest income                                 2,311,125     1,909,063     4,554,839     3,808,838


Non-interest expense:
  Compensation and fringe benefits                                   3,337,276     3,076,993     6,657,212     6,031,531
  Federal insurance premiums                                            23,205        22,020        47,112        44,045
  Premises and equipment                                               447,803       456,610       882,134       882,259
  Advertising                                                           44,872        50,668        77,341        99,716
  Payroll and other taxes                                              398,225       281,373       723,578       576,516
  Data processing                                                      596,680       577,021     1,165,865     1,097,233
  Amortization of intangible assets                                     93,007        98,283       187,704       179,707
  Other                                                                621,145       658,452     1,178,821     1,282,289
           Total non-interest expense                                5,562,213     5,221,420    10,919,767    10,193,296

Income before income taxes                                           7,023,768     5,288,170    13,923,846    10,344,528

Income taxes                                                         2,736,861     2,057,250     5,413,640     4,005,857

Net income                                                         $ 4,286,907   $ 3,230,920   $ 8,510,206   $ 6,338,671


Per share data: *
Basic earnings per share                                           $      0.44   $      0.34   $      0.88   $      0.67
Diluted earnings per share                                         $      0.43   $      0.32   $      0.86   $      0.64
Dividends per share                                                $      0.17   $      0.13   $      0.34   $      0.26
Weighted average shares-Basic                                        9,719,014     9,487,439     9,651,379     9,475,373
Weighted average shares-Diluted                                     10,010,945     9,988,640     9,945,445     9,947,730

* Adjusted for 3-for-2 stock split on May 25, 2006

First South Bancorp, Inc.                                     Supplemental Quarterly Financial Data (Unaudited)

                                                    6/30/2006        3/31/2006     12/31/2005      9/30/2005        6/30/2005
Consolidated balance sheet data:                                  (dollars in thousands except per share data)
Total assets                                        $   898,581    $   870,979    $   834,234    $   825,257    $   791,911
Loans receivable (net)                                  750,264        737,519        708,929        708,769        687,668
Cash and investments                                     76,689         83,824         74,771         81,638         66,576
Mortgage-backed securities                               37,935         21,925         22,702          7,546          8,127
Premises and equipment                                    9,000          8,873          8,831          9,004          9,325
Goodwill                                                  4,219          4,219          4,219          4,219          4,219
Mortgage servicing rights                                 1,433          1,415          1,402          1,491          1,582

Deposits                                                772,969        771,611        733,753        731,351        699,568
Borrowings                                               29,736          6,414         11,788          6,015          6,389
Junior subordinated debentures                           10,310         10,310         10,310         10,310         10,310
Stockholders' equity                                     72,657         70,882         68,190         66,177         63,943

Consolidated earnings summary:
Interest income                                     $    16,794    $    15,581    $    14,931    $    13,912    $    12,602
Interest expense                                          6,082          5,221          4,560          4,350          3,588
Net interest income                                      10,712         10,360         10,371          9,562          9,014
Loan loss provision                                         437            346            266            394            413
Noninterest income                                        2,311          2,244          2,133          2,265          1,909
Noninterest expense                                       5,562          5,358          5,507          5,432          5,222
Income taxes                                              2,737          2,677          2,615          2,327          2,057
Net income                                          $     4,287    $     4,223    $     4,116    $     3,674    $     3,231

Per Share Data: *
Earnings per share-Basic *                          $      0.44    $      0.44    $      0.43    $      0.39    $      0.34
Earnings per share-Diluted *                        $      0.43    $      0.42    $      0.41    $      0.37    $      0.32
Dividends per share *                               $      0.17    $      0.17    $      0.14    $      0.13    $      0.13
Book value per share*                               $      7.44    $      7.39    $      7.17    $      6.96    $      6.73

Average shares-Basic *                                9,719,014      9,580,471      9,500,829      9,421,101      9,487,439
Average shares-Diluted*                              10,010,945     10,024,792     10,006,262      9,930,546      9,988,640

*Adjusted for 3-for-2 stock split on May 25, 2006

Performance ratios:
Yield on earning assets                                    8.08%          7.78%          7.68%          7.34%          6.95%
Cost of funds                                              3.03%          2.69%          2.42%          2.37%          2.03%
Net interest spread                                        5.05%          5.09%          5.26%          4.97%          4.92%
Net interest margin on earning assets                      5.15%          5.17%          5.33%          5.04%          4.97%
Earning assets to total assets                            93.24%         93.88%         92.97%         93.73%         93.04%

Return on average assets                                   1.93%          1.97%          1.98%          1.81%          1.65%
Return on average equity                                  24.25%         24.12%         24.35%         22.44%         20.45%
Efficiency ratio                                          42.65%         42.44%         43.98%         45.86%         47.73%
Dividend payout ratio                                     38.64%         38.64%         32.56%         33.33%         38.24%

Asset quality data and ratios:
Nonperforming loans                                 $     3,029    $     2,120    $     2,259    $     2,810    $     2,981
Real estate owned                                   $        67    $        14    $        14    $        82    $       547
Allowance for loan and lease losses                 $     8,891    $     8,456    $     8,113    $     9,101    $     8,736
Reserve for unfunded loan commitments               $     1,010    $     1,109    $     1,109    $         0    $         0
Allowance for credit losses                         $     9,901    $     9,565    $     9,222    $     9,101    $     8,736

Allowance for loan and lease losses to loans               1.17%          1.13%          1.13%          1.27%          1.25%

Net charge-offs                                     $       100    $         4    $       145    $        29    $        76
Net charge-offs to loans                                  0.013%         0.001%         0.020%         0.004%         0.011%
Nonperforming loans to assets                              0.34%          0.24%          0.27%          0.34%          0.38%
Loans to deposits                                         97.06%         95.58%         96.62%         96.91%         98.30%
Loans to assets                                           83.49%         84.68%         84.98%         85.88%         86.84%
Loans serviced for others                           $   261,279    $   251,787    $   260,632    $   255,442    $   266,797